SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15 (d) of the Securities Exchange Act

                         February 5, 2001
                          Date of Report
                (Date of Earliest Event Reported)

                         EtG Corporation
      (Exact Name of Registrant as Specified in its Charter)


                 Nevada              333-86711      87-0567854
       (State or other     (Commission File No.)(IRS Employer I.D. No.)
       Jurisdiction)


                      1008 Mic-O-Say Circle
                      Blue Springs, MO 64015
             (Address of Principal Executive Offices)

                          (816) 220-1119
                 (Registrant's Telephone Number)

                               N/A
   (Former Name or Former Address If Changed Since Last Report)

  ITEM 1. Changes in Control of Registrant.

       a)On February 5, 2001, the Board of Directors of the Registrant adopted, ratified and approved a resolution to issue 20,000,000 "unregistered" and "restricted" shares of its $.001 par value common voting stock to James R. Smith inconsideration of the sum of $20,000 paid by personal check of James R. Smith. This action was approved by the majority stockholders of the Registrant on February 5, 2001.

       The former majority stockholder of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the adoption of the resolution was:

                                            Amount and Nature         Percent
                                            of Beneficial               of
         Name                               Ownership                 Class
       William J. Stutz                     2,010,000                 66.7%
       1008 Mic-O-Say Circle
       Blue Springs, MO 64015

            (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the adoption of the resolution to issue 20,000,000 "unregistered" and "restricted" shares to Mr. Smith as of February 5, 2001.


                                                    Amount and Nature  Percent
                                                    of Beneficial      of
  Name                        Title                 Ownership          Class
James R. Smith         Sole Officer & Director      20,000,000         86.0%
1235 E. Frontier Ln.   Stockholder
Olathe, KS 66062

William J. Stutz       Stockholder                   2,010,000          8.0%
1008 Mic-O-Say Circle
Blue Springs, MO 64015

All officers and directors as a group (1)           20,000,000         86.0%

  ITEM 2.   Acquisition or Disposition of Assets.

  Except as indicated under Item 1, none; not applicable.

  ITEM 3.   Bankruptcy or Receivership.

            None; not applicable.

  ITEM 4.   Changes in Registrant's Certifying Accountant.

            None; not applicable.

  ITEM 5.   Other Events.

            None; not applicable.

  ITEM 6.   Resignation of Directors and Executive Officers.

            Effective February 5, 2001, William J. Stutz resigned as the sole officer and director of the Registrant after designating James R. Smith as the sole officer and director of the Registrant.

  ITEM 7.   Financial Statements and Exhibits.

            (a)  Financial Statements of Business Acquired.

                 None; not applicable.

            (b)  Pro Forma Financial Information.

                 None; not applicable.

            (c)  Exhibits.

            Description of Exhibit*             Exhibit Number

                 None.

                           * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

  ITEM 8.   Change in Fiscal Year.

            None; not applicable.

  ITEM 9.   Sales of Equity Securities Pursuant to Regulation S.

            None; not applicable.

                         SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EtG Corporation


  Date:  2/10/01                     By /s/ James R. Smith
                                     James R. Smith